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                                                                    EXHIBIT 23.1

           CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated April 21, 1998 included in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1998.


                                             /s/ ARTHUR ANDERSEN LLP


San Jose, California
August 31, 1998